Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt
10. Debt
At December 31, 2014 and 2013, our obligations under debt arrangements consisted of the following:

	December 31,
	2014	2013
Senior secured credit facility	$550,400	$582,800
7.875% senior unsecured notes (including unamortized premium of $639 and $772 in 2014 and 2013, respectively)	350,639	350,772
5.750% senior unsecured notes	$350,000	350,000
5.625% senior unsecured notes	$350,000	—
Total long-term debt	$1,601,039	$1,283,572

Senior Secured Credit Facility
In June 2014, we amended and restated our $1 billion senior secured credit facility with a syndicate of banks to, among other things, extend the term of our credit facility to July 25, 2019. Additionally, the accordion feature was increased from $300 million to $500 million, giving us the ability to expand the size of the facility up to an aggregate $1.5 billion for acquisitions or internal growth projects, subject to lender consent. Our credit facility includes an inventory financing sublimit of $150 million.
The key terms for rates under our credit facility, which are dependent on our leverage ratio (as defined in the credit agreement), are as follows:

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The interest rate on borrowings may be based on an alternate base rate or a Eurodollar rate, at our option. The alternate base rate is equal to the sum of (a) the greatest of (i) the prime rate as established by the administrative agent for the credit facility, (ii) the federal funds effective rate plus 0.5% of 1% and (iii) the LIBOR rate for a one-month maturity plus 1% and (b) the applicable margin. The Eurodollar rate is equal to the sum of (a) the LIBOR rate for the applicable interest period multiplied by the statutory reserve rate and (b) the applicable margin. The applicable margin varies from 1.50% to 2.50% on Eurodollar borrowings and from 0.50% to 1.50% on alternate base rate borrowings, depending on our leverage ratio. Our leverage ratio is recalculated quarterly and in connection with each material acquisition. At December 31, 2014, the applicable margins on our borrowings were 1.25% for alternate base rate borrowings and 2.25% for Eurodollar rate borrowings.

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Letter of credit fees range from 1.50% to 2.50% based on our leverage ratio as computed under the credit facility. The rate can fluctuate quarterly. At December 31, 2014, our letter of credit rate was 2.25%.

•
We pay a commitment fee on the unused portion of the $1 billion maximum facility amount. The commitment fee on the unused committed amount will range from 0.250% to 0.375% per annum depending on our leverage ratio (0.375% at December 31, 2014).

Our credit facility is secured by liens on a substantial portion of our assets, and by guarantees by all of our restricted subsidiaries (as defined in the credit facility).
Our credit facility contains customary covenants (affirmative, negative and financial) that could limit the manner in which we may conduct our business. As defined in our credit facility, we are required to meet three primary financial metrics—a maximum leverage ratio, a maximum senior secured leverage ratio and a minimum interest coverage ratio. Our credit agreement provides for the temporary inclusion of certain pro forma adjustments to the calculations of the required ratios following material acquisitions. In general, our leverage ratio calculation compares our consolidated funded debt (including outstanding notes we have issued) to EBITDA (as defined and adjusted in accordance with the credit facility) and cannot exceed 5.00 to 1.00 (5.50 to 1.00 in an acquisition period). Our senior secured leverage ratio excludes outstanding debt under senior unsecured notes and cannot exceed 3.75 to 1.00 (4.25 to 1.00 in an acquisition period). Our interest coverage ratio calculation compares EBITDA (as defined and adjusted in accordance with the credit facility) to interest expense and must be greater than 3.00 to 1.00 (2.75 to 1.00 during an acquisition period).
At December 31, 2014, we had $550.4 million borrowed under our credit facility, with $45.0 million of the borrowed amount designated as a loan under the inventory sublimit. The credit agreement allows up to $100 million of the capacity to be used for letters of credit, of which $10.8 million was outstanding at December 31, 2014. Due to the revolving nature of loans under our credit facility, additional borrowings and periodic repayments and re-borrowings may be made until the maturity date of July 25, 2019. The total amount available for borrowings under our credit facility at December 31, 2014 was $438.8 million.
Senior Unsecured Notes
In November 2010, we issued $250 million in aggregate principal amount of 7.875% senior unsecured notes due December 15, 2018 (the "2018 Notes"). The 2018 Notes were sold at face value. Interest payments are due on June 15 and December 15 of each year. In February 2012, we issued an additional $100 million of aggregate principal amount of additional 2018 Notes. The additional 2018 Notes were issued at 101% of face value at an effective interest rate of 7.682%. The additional 2018 Notes have the same terms and conditions as the notes previously issued under the indenture. The issuance increased the total aggregate principal amount of the 2018 Notes to $350 million.
On February 8, 2013, we issued $350 million of aggregate principal amount of 5.75% senior unsecured notes (the "2021 Notes"). The 2021 Notes were sold at face value. Interest payments are due on February 15 and August 15 of each year. The 2021 Notes mature on February 15, 2021. The net proceeds were used to repay borrowings under our credit facility and for general partnership purposes.
On May 15, 2014, we issued $350 million in aggregate principal amount of 5.625% senior unsecured notes (the "2024 Notes"). The 2024 Notes were sold at face value. Interest payments are due on June 15 and December 15 of each year with the initial interest payment due December 15, 2014. The 2024 Notes mature on June 15, 2024.
The 2018, 2021 and 2024 Notes were co-issued by Genesis Energy Finance Corporation (which has no independent assets or operations) and are each fully and unconditionally guaranteed, subject to customary exceptions pursuant to the indentures governing our 2018, 2021 and 2024 Notes, as discussed below, jointly and severally, by certain of our wholly-owned subsidiaries. We have the right to redeem the 2018 Notes at any time after December 15, 2014, at a premium to the face amount of the notes that varies based on the time remaining to maturity of the 2018 Notes. We have the right to redeem the 2021 Notes at any time after February 15, 2017, at a premium to the face amount of the 2021 Notes that varies based on the time remaining to maturity on the 2021 Notes. Prior to February 15, 2016, we may also redeem up to 35% of the principal amount of the 2021 Notes for 105.75% of the face amount with the proceeds from an equity offering of our common units. We have the right to redeem the 2024 Notes at any time after June 15, 2019, at a premium to the face amount of the 2024 Notes that varies based on the time remaining to maturity on the 2024 Notes. Prior to June 15, 2017, we may also redeem up to 35% of the principal amount of the 2024 Notes for 105.625% of the face amount with the proceeds from an equity offering of our common units.
Guarantees of the 2018, 2021 and 2024 Notes will be released under certain circumstances, including (i) in connection with any sale or other disposition of (a) all or substantially all of the properties or assets of a guarantor (including by way of merger or consolidation) or (b) all of the capital stock of such guarantor, in each case, to a person that is not a restricted subsidiary of the Partnership (ii) if the Partnership designates any restricted subsidiary that is a guarantor as an unrestricted subsidiary, (iii) upon legal defeasance, covenant defeasance or satisfaction and discharge of the applicable indenture, (iv) upon the liquidation or dissolution of such guarantor, or (v) at such time as such guarantor ceases to guarantee any other indebtedness of either of the issuers and any other guarantor.
Covenants and Compliance
Our credit agreement and the indenture governing the senior notes contain cross-default provisions. Our credit documents prohibit distributions on, or purchases or redemptions of, units if any default or event of default is continuing. In addition, those agreements contain various covenants limiting our ability to, among other things:

•	incur indebtedness if certain financial ratios are not maintained;

•	grant liens;

•	engage in sale-leaseback transactions; and

•	sell substantially all of our assets or enter into a merger or consolidation.
A default under our credit documents would permit the lenders thereunder to accelerate the maturity of the outstanding debt. As long as we are in compliance with our credit facility, our ability to make distributions of “available cash” is not restricted. As of December 31, 2014, we were in compliance with the financial covenants contained in our credit facility and indenture.